UNITED STATES

SECURITIES AND EXCHANGECOMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXYSTATEMENT

SCHEDULE14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐   Preliminary Proxy Statement

☐   Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒   Definitive Proxy Statement

☐   Definitive Additional Materials

☐   Soliciting Material Pursuant to §240.14a-12

INTERNATIONAL MEDIA ACQUISITION CORP.
(Name of Registrant as Specified in its Charter)

 ____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒   No fee required.

☐   Fee paid previously with preliminary materials.

☐   Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

INTERNATIONAL MEDIA ACQUISITION CORP.

1604 US Highway 130

North Brunswick, NJ 08902

December 19, 2023

Dear Stockholders:

On behalf of the Board of Directors of International Media Acquisition Corp. (the “Company,” “International Media,” “IMAQ” or “we”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at 9:30 a.m. Eastern Time on January 2, 2024. IMAQ will be holding the Special Meeting at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, and virtually via live webcast at:

Meeting URL:  https://loeb.zoom.us/j/97728538978?pwd=OGt4RFd3WWpnRU5EdEVZS2VnaU0wUT09

Meeting ID:  977 2853 8978

Passcode:  234852

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter are also available at https://www.imac.org.in/2024-Proxy/default.aspx. We are first mailing these materials to our stockholders on or about December 20, 2023.

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

(i)

Proposal 1 — The Charter Amendment Proposal — A proposal to amend IMAQ’s current certificate of incorporation (the “Current Charter”) to extend the date by which it has to consummate a business combination (the “Combination Period”) for twelve (12) additional one (1) month periods from January 2, 2024 to January 2, 2025 (the “Charter Amendment Proposal”)

(ii)

Proposal 2 — Trust Amendment Proposal — A proposal to amend IMAQ’s investment management trust agreement, dated as of July 28, 2021, as amended on July 26, 2023, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Combination Period for twelve (12) additional one (1) month periods from January 2, 2024 to January 2, 2025 (i.e., for a total period of time ending 41 months from the consummation of the IPO) (as amended, the “Trust Amendment”) by depositing into the trust account (the “Trust Account”) $20,000 for each one-month extension (each, an “Extension Payment”) (the “Trust Amendment Proposal”);

(iii)

Proposal 3 — NTA Requirement Proposal — A proposal to modify Article SIXTH (D) (the “NTA Requirement”) in the Current Charter in order to expand the methods that IMAQ may employ to not become subject to the “penny stock” rules of the SEC (the “NTA Requirement Proposal”); and

(iv)	Proposal 4 — The Adjournment Proposal — To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof (the “Adjournment Proposal”).

Each of the Charter Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Proposal, and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. Please take the time to read carefully each of the proposals in the accompanying Proxy Statement before you vote.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company an option to further extend the time to complete an initial business combination (the “Business Combination”) and to pay an extension amount that is substantially less than the $128,513.7 for each one- month extension provided by the Current Charter. The Company’s Current Charter provides that the Company has the right to extend the Combination Period for one

(1) month until August 2, 2024 (i.e., 36 months from the consummation of the IPO).

If the Charter Amendment Proposal and Trust Amendment are approved, the Company will instead have the right to extend the Combination Period twelve

(12) times for an additional one (1) month each time up to January 2, 2025 to complete a Business Combination, provided that the Extension Payment of $20,000 per month (the “Extension Payment”) is deposited into the Trust Account on or prior to the date of the same applicable deadline. Assuming that there are no redemptions, the Extension Payment would result in additional amount per public share of approximately $0.01 per month.

After consultation with the Sponsor, IMAQ management believes that, if the Charter Amendment Proposal is approved, the Sponsor, the Buyer (as defined below) or their affiliates will, if needed, contribute a sufficient amount to the Company as a loan (each loan being referred to herein as a “Contribution”) for the Company to deposit the funds into the Trust Account as the Extension Payment and to extend the business combination period for an additional one (1) month period each time for a total of twelve (12) times. Each Extension Payment will be deposited in the Trust Account within two business days prior to the beginning of the additional extension period (or portion thereof). The Contribution(s) shall be made in the form of non-interest bearing, unsecured promissory notes. If we complete a Business Combination, we will, at the option of the Sponsor, repay the Contribution or convert a portion or all of the amounts loaned under such Contribution into units, which units will be identical to the private placement units issued to our Sponsor that closed concurrently with our initial public offering as described in the registration statement for our initial public offering. The Company will not be obligated to repay the loans if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

2

The Company’s Charter currently provides that it will not consummate any business combination unless it (or any successor) has net tangible assets of at least $5,000,001 upon consummation of such business combination. The purpose of the NTA Requirement Proposal is to add an additional basis on which the Company may rely, as it has since its IPO, so as not to be subject to the “penny stock” rules of the Securities and Exchange Commission (the “SEC”).

Unless the NTA Requirement Proposal is approved, the Company will not proceed with the Extension, as described herein, or the Redemption if the Company does not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company an option to further extend the Combination Period. The Current Charter provides that the Company has until August 2, 2024 to complete its initial business combination. You are not being asked to vote on any business combination at this time. If the Charter Amendment and Trust Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

On November 10, 2023, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with JC Unify Capital (Holdings) Limited, a BVI company (the “Buyer”), Content Creation Media LLC, a Delaware limited liability company (the “Sponsor”), and Shibasish Sarkar, pursuant to which (i) the Sponsor agreed to sell, and the Buyer agreed to purchase, 4,125,000 shares of common stock and 597,675 private placement units of the Company, which represents 75% of the total Company Securities owned by the Sponsor (“Transferred Sponsor SPAC Securities”) for an aggregate purchase price of $1.00 (the “Closing Cash Purchase Price”), (ii) the closing of the transactions contemplated by the Securities Purchase Agreement (the “Closing”) shall take place as soon as practicable after signing of the Securities Purchase Agreement, on such time and date as may be mutually agreed by the Buyer and the Sellers, subject to satisfaction of the conditions set forth in the Securities Purchase Agreement.

The obligation of the Buyer and Sellers in connection with the Closing are subject to the satisfaction (or waiver) of the certain conditions as described in the Securities Purchase Agreement

At the Closing, (i) Seller shall deliver to Buyer (or its designated assignee) an assignment of the Transferred Sponsor SPAC Securities against payment of the Closing Cash Purchase Price to an account designated by the Seller; and (ii) there shall be delivery by all service providers and creditors of the Company of a release and satisfaction agreement of certain amounts owed to such services providers by the Company. In addition, in connection with the transactions contemplated by the Securities Purchase Agreement, the officers and certain of the directors (representing a minority of the Board) of the Company will be replaced by officers and directors selected by the Buyer.

In connection with the Charter Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to IMAQ to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposal and the Trust Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination is submitted to a vote by the stockholders, subject to any limitations set forth in our Charter. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $21.8 million of marketable securities as of November 21, 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if IMAQ has not completed a business combination by January 2, 2025 (if extended to the maximum time allowed). Our Sponsor, our officers and directors and our other initial stockholders, own an aggregate of 5,750,000 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to the IPO and our Sponsor owns 796,900 units, which we refer to as the “Private Placement Units”, that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Special Meeting (or December 28, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of November 21, 2023, there was approximately $21.8 million in the Trust Account. If the Charter Amendment Proposal is approved and the Company extends the Combination Period up to January 2, 2025, with twelve (12) one-month extensions after January 2, 2024, the redemption price per share at the meeting for the Business Combination or the Company’s subsequent liquidation will be approximately $11.42 per share (without taking into account any extension deposits or interest earned after November 21, 2023 and before deducting any taxes payable).

3

If the Charter Amendment Proposal, the Trust Amendment Proposal and the NTA Requirement Proposal are not approved, and we have not consummated a business combination by January 2, 2024 (or August 2, 2024, if our Sponsor elects to extend the Combination Period pursuant to the Current Charter), and our Sponsor does not elect to extend IMAQ’s life under the terms of the Current Charter, we will (a) (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock will be required to approve the Charter Amendment Proposal and the Trust Amendment Proposal. Notwithstanding stockholder approval of the Charter Amendment Proposal, the Trust Amendment Proposal and the NTA Requirement Proposal, our Board will retain the right to abandon and not implement the Charter Amendment and Trust Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on November 21, 2023, as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

We know that many of our shareholders will be unable to attend the Special Meeting. We are soliciting proxies so that each shareholder of record has an opportunity to vote on all matters that are scheduled to come before the shareholders at the Special Meeting. Whether or not you plan to participate at the Special Meeting, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the meeting. You may also revoke your proxy or vote instructions and change your vote at any time prior to the Special Meeting. Regardless of the number of IMAQ shares you own, your attendance or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Our Board of Directors has determined that it is in the best interests of our shareholders to allow the Company to effect the Charter Amendment Proposal, the Trust Amendment Proposal and the NTA Requirement Proposal. After careful consideration of all relevant factors, the Board of Directors has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Charter Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Proposal, and the Adjournment Proposal at the Special Meeting. Whether or not you plan to participate in the Special Meeting, we urge you to read this material carefully and vote your shares. Thank you for your continuing interest in International Media Acquisition Corp.

Sincerely,

By:	/s/Shibasish Sarkar
Shibasish Sarkar Chief Executive Officer December 19, 2023

4

INTERNATIONAL MEDIA ACQUISITION CORP.

NOTICEOF SPECIAL MEETING OF STOCKHOLDERS TO BEHELD ON JANUARY 2, 2024

December 19, 2023

To the Stockholders of International Media Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of International Media Acquisition Corp. (the “Company,” “IMAQ” or “we”), a Delaware corporation, will be held on January 2, 2024, at 9:30 a.m. Eastern Time. The Company will be holding the Special Meeting at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, and virtually at :

Meeting URL:  https://loeb.zoom.us/j/97728538978?pwd=OGt4RFd3WWpnRU5EdEVZS2VnaU0wUT09

Meeting ID:  977 2853 8978

Passcode:  234852

The purpose of the Special Meeting will be to consider and vote upon the following proposals:

(i)

Proposal 1 — The Charter Amendment Proposal — A proposal to amend IMAQ’s current certificate of incorporation (the “Current Charter”) to extend the date by which it has to consummate a business combination (the “Combination Period”) for twelve (12) additional one (1) month periods from January 2, 2024 to January 2, 2025 (the “Charter Amendment Proposal”)

(ii)

Proposal 2 — Trust Amendment Proposal — A proposal to amend IMAQ’s investment management trust agreement, dated as of July 28, 2021, as amended on July 26, 2023, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Combination Period for twelve (12) additional one (1) month periods from January 2, 2024 to January 2, 2025 (i.e., for a total period of time ending 41 months from the consummation of the IPO) (as amended, the “Trust Amendment”) by depositing into the trust account (the “Trust Account”) $20,000 for each one-month extension (each, an “Extension Payment”) (the “Trust Amendment Proposal”);

(iii)

Proposal 3 — NTA Requirement Proposal — A proposal to modify Article SIXTH (D) (the “NTA Requirement”) in the Current Charter in order to expand the methods that IMAQ may employ to not become subject to the “penny stock” rules of the SEC (the “NTA Requirement Proposal”); and

(iv)	Proposal 4 — The Adjournment Proposal — To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof (the “Adjournment Proposal”).

The Board of Directors has fixed the close of business on November 21, 2023 as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors

By:	/s/ Shibasish Sarkar
Chief Executive Officer
North Brunswick, New Jersey December 19, 2023

5

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGEIF MAILED IN THEUNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 2, 2024. THIS PROXYSTATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLEAT https://www.imac.org.in/2024-Proxy/default.aspx

INTERNATIONAL MEDIA ACQUISITION CORP.

1604 US Highway 130

North Brunswick, NJ 08902

6

FORWARD LOOKING STATEMENTS

This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K, as amended, filed with the SEC on March 30, 2022 and Form 10-Q filed with the SEC on August 11, 2023, and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

7

PROXYSTATEMENT FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BEHELD JANUARY 2, 2024

FIRST MAILED ON OR ABOUT DECEMBER 20, 2023

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of International Media Acquisition Corp. (the “Company,” “International Media,” “IMAQ” or “we”), a Delaware corporation, in connection with the Special Meeting of Stockholders to be held on January 2, 2024 at 9:30 a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. The Company will be holding the Special Meeting, and any adjournments thereof, at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, and virtually at:

Meeting URL:  https://loeb.zoom.us/j/97728538978?pwd=OGt4RFd3WWpnRU5EdEVZS2VnaU0wUT09

Meeting ID:  977 2853 8978

Passcode:  234852

The principal executive office of the Company is 1604 US Highway 130, North Brunswick, NJ 08902, and its telephone number, including area code, is (212) 960-3677.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon the following matters:

(i)

Proposal 1 — The Charter Amendment Proposal — A proposal to amend IMAQ’s current certificate of incorporation (the “Current Charter”) to extend the date by which it has to consummate a business combination (the “Combination Period”) for twelve (12) additional one (1) month periods from January 2, 2024 to January 2, 2025 (the “Charter Amendment Proposal”)

(ii)

Proposal 2 — Trust Amendment Proposal — A proposal to amend IMAQ’s investment management trust agreement, dated as of July 28, 2021, as amended on July 26, 2023, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Combination Period for twelve (12) additional one (1) month periods from January 2, 2024 to January 2, 2025 (i.e., for a total period of time ending 41 months from the consummation of the IPO) (as amended, the “Trust Amendment”) by depositing into the trust account (the “Trust Account”) $20,000 for each one-month extension (each, an “Extension Payment”) (the “Trust Amendment Proposal”);

(iii)

Proposal 3 — NTA Requirement Proposal — A proposal to modify Article SIXTH (D) (the “NTA Requirement”) in the Current Charter in order to expand the methods that IMAQ may employ to not become subject to the “penny stock” rules of the SEC (the “NTA Requirement Proposal”); and

(iv)	Proposal 4 — The Adjournment Proposal — To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof (the “Adjournment Proposal”).

Each of the Charter Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Proposal, and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. Please take the time to read carefully each of the proposals in the accompanying Proxy Statement before you vote.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company an option to further extend the time to complete an initial business combination (the “Business Combination”) and to pay an extension amount that is substantially less than the $128,513.7 for each one- month extension provided by the Current Charter. The Company’s Current Charter provides that the Company has the right to extend the Combination Period for one (1) month until August 2, 2024 (i.e., 36 months from the consummation of the IPO).

If both the Charter Amendment Proposal and Trust Amendment Proposal and approved, the Company will have the right to extend the Combination Period twelve (12) times for an additional one (1) month each time up to January 2, 2025 to complete a Business Combination, provided that the Extension Payment of $20,000 per month (the “Extension Payment”) is deposited into the Trust Account on or prior to the date of the same applicable deadline. Assuming that there are no redemptions, the Extension Payment would result in additional amount per public share of approximately $0.01 per month. Public stockholders may elect to redeem all, or a portion of, their shares for a per-share price, payable in cash, equal to the pro rata aggregate amount then on deposit in the Trust account (prior to the Extension Payment), including interest not previously released to IMAQ to pay franchise and income taxes.

8

After consultation with the Sponsor, IMAQ management believes that, if the Charter Amendment Proposal is approved, the Sponsor, the Buyer (as defined below) or their affiliates will, if needed, contribute a sufficient amount to the Company as a loan (each loan being referred to herein as a “Contribution”) for the Company to deposit the funds into the Trust Account as the Extension Payment and to extend the business combination period for an additional one (1) month period each time for a total of twelve (12) times. Each Extension Payment will be deposited in the Trust Account within two business days prior to the beginning of the additional extension period (or portion thereof). The Contribution(s) shall be made in the form of non-interest bearing, unsecured promissory notes. If we complete a Business Combination, we will, at the option of the Sponsor, repay the Contribution or convert a portion or all of the amounts loaned under such Contribution into units, which units will be identical to the private placement units issued to our Sponsor that closed concurrently with our initial public offering as described in the registration statement for our initial public offering. The Company will not be obligated to repay the loans if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

If the Charter Amendment Proposal, the Trust Amendment Proposal and the NTA Requirement Proposal are not approved, and we have not consummated a business combination by January 2, 2024 (or August 2, 2024, if our Sponsor elects to extend the Combination Period pursuant to the Current Charter), and our Sponsor does not elect to extend IMAQ’s life under the terms of the Current Charter, we will (a) (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

Our Board of Directors has determined that it is in the best interests of our shareholders to allow the Company to effect the Charter Amendment Proposal.

The Company’s Charter currently provides that it will not consummate any business combination unless it (or any successor) has net tangible assets of at least $5,000,001 upon consummation of such business combination. The purpose of the NTA Requirement Proposal is to add an additional basis on which the Company may rely, as it has since its IPO, so as not to be subject to the “penny stock” rules of the Securities and Exchange Commission (the “SEC”).

Unless the NTA Requirement Proposal is approved, the Company will not proceed with the Extension, as described herein, or the Redemption if the Company does not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal, is to allow the Company an option to further extend the Combination Period. The Current Charter provides that the Company has until August 2, 2024 (i.e., 36 months from the consummation of its IPO, after twelve (12) one-month extensions) to complete its initial business combination. You are not being asked to vote on any business combination at this time. If the Charter Amendment and Trust Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

In connection with the Charter Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to IMAQ to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposal and the Trust Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination is submitted to a vote by the stockholders, subject to any limitations set forth in our Charter. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $21.8 million of marketable securities as of November 21, 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if IMAQ has not completed a business combination by January 2, 2025 (if extended to the maximum time allowed). Our Sponsor, our officers and directors and our other initial stockholders, own an aggregate of 5,750,000 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to the IPO and our Sponsor owns 796,900 units, which we refer to as the “Private Placement Units”, that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the common stock owned by our initial stockholders (the “CommonStock”), will be required to approve the Trust Amendment Proposal. Notwithstanding stockholder approval of the Trust Amendment, our Board will retain the right to abandon and not implement the Trust Amendment at any time without any further action by our stockholders.

Each of the Charter Amendment Proposal, the NTA Requirement Proposal and the Adjournment Proposal are more fully described in this Proxy Statement.

9

Recent Developments

On November 10, 2023, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with JC Unify Capital (Holdings) Limited, a BVI company (the “Buyer”), Content Creation Media LLC, a Delaware limited liability company (the “Sponsor”), and Shibasish Sarkar, (“Seller”, together with the Sponsor the “Sellers”), pursuant to which (i) the Sponsor agreed to sell, and the Buyer agreed to purchase, 4,125,000 shares of common stock and 597,675 private placement units of the Company, which represents 75% of the total Company Securities owned by the Sponsor (“Transferred Sponsor SPAC Securities”) for an aggregate purchase price of $1.00 (the “Closing Cash Purchase Price”), (ii) the closing of the transactions contemplated by the Securities Purchase Agreement (the “Closing”) shall take place as soon as practicable after signing of the Securities Purchase Agreement, on such time and date as may be mutually agreed by the Buyer and the Sellers, subject to satisfaction of the conditions set forth in the Securities Purchase Agreement.

The obligation of the Buyer and Sellers in connection with the Closing are subject to the satisfaction (or waiver) of the certain conditions as described in the Securities Purchase Agreement

At the Closing, (i) Seller shall deliver to Buyer (or its designated assignee) an assignment of the Transferred Sponsor SPAC Securities against payment of the Closing Cash Purchase Price to an account designated by the Seller; and (ii) there shall be delivery by all service providers and creditors of the Company of a release and satisfaction agreement of certain amounts owed to such services providers by the Company. In addition, in connection with the transactions contemplated by the Securities Purchase Agreement, the officers and certain of the directors (representing a minority of the Board) of the Company will be replaced by officers and directors selected by the Buyer.

After careful consideration of all relevant factors, the Board of Directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on November 21, 2023 (the “RecordDate”) and only stockholders of record at that time will be entitled to vote at the Special Meeting and any adjournment or adjournments thereof.

The shares of Common Stock represented by all validly executed proxies received in time to be taken to the Special Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about December 20, 2023.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the Special Meeting is 8,456,623.  Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of 4,228,312 shares, or a majority of the number of outstanding shares of Common Stock, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Charter Amendment Proposal) is a matter that we believe will be considered “non-routine.” Proposal 2 (Trust Amendment Proposal) is a matter that we believe will be considered “non-routine.” Proposal 3 (NTA Requirement Proposal) is a matter that we believe will be considered “non-routine.” Proposal 4 (Adjournment Proposal) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposals 1, 2 and 3 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

10

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Charter Amendment Proposal	Majority of outstanding shares	No
Trust Amendment Proposal	Majority of outstanding shares	No
NTA Requirement Proposal	Majority of outstanding shares	No
Adjournment Proposal	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	Yes

If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. Abstentions and broker non-votes will count as a vote against the first, second and third proposals, but will not have an effect on the Adjournment Proposal assuming a quorum is present.

We may not be able to complete an initial Business Combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Our sponsor, Content Creation Media LLC, is controlled by Shibasish Sarkar, an individual who resides in and is a citizen of India. We are therefore likely considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as our sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“ FIRRMA”), to include certain non-passive, non- controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by August 2, 2024 (or January 2, 2025 if extended) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive $11.42  per share, without taking into account any extension deposits or interest earned after November 21, 2023 and before deducting any taxes payable (or $11.96 per share if extended until August 2, 2024 and the Trust Amendment Proposal, NTA Requirement Proposal and the Charter Amendment Proposal are not approved and no shareholder elect to redeem, and without taking into account any interests earned after November 21, 2023 and before deducting any taxes payable), and our warrants and rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To avoid that result, we may determine, in our discretion, to liquidate the securities held in the trust account.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the trust account have, since our initial public offering, been held only in U.S. government securities within the meaning set forth in Section 2(a) (16) of the Investment Company Act, with a maturity of 180 days or less or in money market funds investing solely in United States Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we may, in our own discretion, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government securities or money market funds held in the trust account. This may mean that the amount of funds available for redemption would not increase, thereby reducing the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, the longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time.

11

We may be subject to the excise tax included in the Inflation Reduction Act of 2022 in the event of a liquidation or in connection with redemptions of our common stock after December 31, 2022.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IRAct”), which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities are trading on Nasdaq, we will be a “covered corporation” within the meaning of the IR Act. While not free from doubt, absent any further guidance from the U.S. Department of the Treasury (the “Treasury”), who has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax, the Excise Taxmay apply to any redemptions of our common stock after December 31, 2022, including redemptions in connection with a Business Combination, extension vote or otherwise, unless an exemption is available. The Excise Tax would be payable by the Company and not by the redeeming holders. Generally, issuances of securities in connection with a Business Combination transaction (including any PIPE transaction at the time of a Business Combination), as well as any other issuances of securities not in connection with a Business Combination, would be expected to reduce the amount of the Excise Taxin connection with redemptions occurring in the same calendar year, but the number of securities redeemed may exceed the number of securities issued.

Whether and to what extent the Company would be subject to the Excise Tax in connection with a business combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the business combination, extension vote or otherwise, (ii) the structure of a business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a business combination (or otherwise issued not in connection with a business combination but issued within the same taxable year of a business combination) and (iv) the content of regulations and other guidance from the Treasury. Consequently, the Excise Tax may make a transaction with us less appealing to potential business combination targets. Finally, based on recently issued interim guidance from the Internal Revenue Service and Treasury, subject to certain exceptions, the Excise Tax should not apply in the event of our complete liquidation.

If we continue our life beyond 36 months from the closing of our initial public offering without completing an initial business combination, Nasdaq may delist our securities from its exchange which could limit investors’ ability to make transactions in its securities and subject us to additional trading restrictions.

If the proposals in this proxy statement are approved by our shareholders, it would allow us to complete a business combination for up to 41 months after the closing of our initial public offering.  However, Nasdaq rules require that we complete a business combination no later than 36 months after our initial public offering.  While we may be able to appeal a delisting and be granted additional time to complete a business combination after 36 months, we may not be successful in such an appeal.  If we are not successful in such an appeal and we fail to complete a business combination within 36 months of our initial public offering our securities will be delisted.  If our securities are delisted, such delisting could limit investors’ ability to make transactions in its securities and subject us to additional trading restrictions.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board, you should keep in mind that the Buyer, the Company’s Sponsor, officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

IMAQ’s Sponsor has fiduciary obligations to its members and Shibasish Sarkar, (IMAQ’s Chief Executive Officer and Chairman) is the controlling member of our Sponsor. Because Mr. Sarkar has a fiduciary obligation to both IMAQ and the Sponsor, he has a conflict of interest when voting.

•

If an initial business combination, is not completed, IMAQ will be required to dissolve and liquidate. In such event, the 5,750,000 Founder Shares currently held by the initial stockholders and directors, which were acquired prior to the IPO will be worthless because such holders have agreed to waive their rights to any liquidation distributions. The Founder Shares were purchased for an aggregate purchase price of $25,000 at IPO and had an aggregate market value of approximately $65.1 million based on the closing price of $11.33 per share of IMAQ Common Stock on the Nasdaq Stock Market as of November 21, 2023.

•

If an initial business combination is not complete, an aggregate of 4,125,000 Founder Shares and 597,675 private placement units to be transferred to the Buyer at the closing of the transaction contemplated by the Securities Purchase Agreement for a total purchase price of $1 will be worthless. The private units to be transferred had an aggregate market value of approximately $6.7 million based on the closing price of $11.28 per public unit on the Nasdaq Stock Market as of November 21, 2023, and the Founder Shares to be transferred had an aggregate market value of approximately $46.7 million based on the closing price of $11.33 per share of IMAQ Common Stock on the Nasdaq Stock Market as of November 21, 2023.

•

If an initial business combination, is not completed, an aggregate of 796,900 private units purchased by IMAQ’s Sponsor for a total purchase price of $7,969,000, will be worthless. The private units had an aggregate market value of approximately $9 million based on the closing price of $11.28 per public unit on the Nasdaq Stock Market as of November 21, 2023.

•

Because of these interests, IMAQ’s initial stockholders, directors and the Buyer could benefit from the completion of a business combination that is not favorable to its public shareholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public shareholders rather than liquidate. For example, if the share price of the IMAQ Common Stock declined to $5.00 per share after the close of the business combination, IMAQ’s public shareholder that purchased shares in the initial public offering, would have a loss of $5.00 per share, while IMAQ’s Sponsor, directors, and the Buyer would have a gain of approximately $4.99 per share because it acquired the Founder Shares for a nominal amount. In other words, IMAQ’s initial stockholders, directors and the Buyer can earn a positive rate of return on their investment even if public stockholders experience a negative rate of return in the post-combination company.

•

IMAQ’s Sponsor is Content Creation Media LLC, and the manager of Content Creation Media LLC is Shibasish Sarkar, IMAQ’s Chief Executive Officer and Chairman. If an initial business combination is not completed, Content Creation LLC, the Buyer, and the initial stockholders will lose an aggregate of approximately $76.5 million, comprised of the following:

•

Approximately $65.1 million (based on the closing price of $11.33 per share of IMAQ Common Stock on the Nasdaq Stock Market as of November 21, 2023) of the 5,750,000 Founder Shares that the Sponsor and the initial stockholders hold, of which 4,125,000 Founder Shares will be beneficially owned by the Buyer at the closing of transaction contemplated by the Securities Purchase Agreement;

•

Approximately $9 million (based on the closing price of $11.28 per public unit on the Nasdaq Stock Market as of November 21, 2023) of the 796,900 private units that the Sponsor holds and, of which 597,675 private units will be beneficially owned by the Buyer as at the closing of the transaction contemplated by the Securities Purchase Agreement;

•

Repayment of an interest-free loan of $1,300,000 made by the Buyer since the loan will become payable at the closing of the business combination, or the date on which IMAQ determines that it is unable to effect a business combination, and an aggregate of 597,675 common, to be issued to the Buyer upon the Business Combination as part of the promissory note will not be issued; and

•

Approximately $2.4 million (based on the closing price of $11.33 per share of IMAQ Common Stock on the Nasdaq Stock Market as of November 21, 2023) of the 210,000 shares of Common Stock, that is convertible from working capital notes issued to the Sponsor, since the working capital notes will be converted only upon the closing of the business combination.

12

Voting Procedures

Each share of our Common Stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our Common Stock that you own.

•	You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our Common Stock will be voted as recommended by our Board of Directors. Our Board of Directors recommends voting “FOR” the Trust Amendment Proposal, and the Adjournment Proposal.

•	You can attend the Special Meeting and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of Common Stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of Common Stock.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to stockholders at the Special Meeting. The Company has agreed to pay Advantage Proxy, Inc. its customary fee and out-of-pocket expenses. The Company will reimburse Advantage Proxy, Inc. for reasonable out-of-pocket expenses and will indemnify Advantage Proxy, Inc. and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy, Inc. at:

Advantage Proxy, Inc.

PO Box 10904,

Yakima, WA 98909

Toll Free: 866-894-0536

Email: Ksmith@advantageproxy.com

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Stockholders

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to International Media Acquisition Corp.,1604 US Highway 130; North Brunswick, NJ 08902; Attention: Secretary, or call the Company promptly at (212) 960-3677.

If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to International Media Acquisition Corp., 1604 US Highway 130; North Brunswick, NJ 08902; Attention: Secretary.

Conversion Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the Trust Account, less taxes payable, calculated as of two business days prior to the Special Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our Common Stock as of the Record Date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of our IPO (calculated as of two business days prior to the Special Meeting). For illustrative purposes, based on funds in the Trust Account of approximately $21.8 million on November 21, 2023, the estimated per share conversion price would have been approximately $11.42 (without taking into account any extension deposits or interest earned after November 21, 2023 and before deducting any taxes payable).

13

In order to exercise your conversion rights, you must:

•

submit a request in writing prior to 9:30 a.m., Eastern time on December 28, 2023 (two business days before the Special Meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address· :

Continental Stock Transfer & Trust Company 1 State Street, 30th Floor

New York, NY 10004 Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

and

•

deliver your public shares either physically or electronically through The Depository Trust Company to our transfer agent at least two business days before the Special Meeting. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising conversion rights, stockholders should verify the market price of our Common Stock, as they may receive higher proceeds from the sale of their Common Stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. The closing price of the Company’s common stock on The Nasdaq Capital Market on November 21, 2023, the record date of the special meeting, was $11.33. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.09 more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your conversion rights, your shares of our Common Stock will cease to be outstanding immediately prior to the Special Meeting (assuming the Trust Amendment Proposal is approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Charter Amendment Proposal, the Trust Amendment Proposal and the NTA Requirement Proposal are not approved, and we have not consummated a business combination by January 2, 2024 (or August 2, 2024, if our Sponsor elects to extend the Combination Period pursuant to the Current Charter), and our Sponsor does not elect to extend IMAQ’s life under the terms of the Current Charter, we will (a) (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

Holders of outstanding units must separate the underlying public shares, public rights, and public warrants prior to exercising conversion rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

14

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding Common Stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of the Record Date. The following table does not reflect record of beneficial ownership of any shares of common stock issuable upon conversion of the rights or exercise of the warrants, as the rights and warrants are not exercisable within 60 days of the Record Date.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Outstanding Shares
Shibasish Sarkar(2)	6,296,900	74.5%
Sanjay Wadhwa	-	-
David M. Taghioff	30,000	*
Deepak Nayar	30,000	*
Paul F. Pelosi, Jr.	30,000	*
Suresh Ramamurthi	30,000	*
Klaas P. Baks	25,000	*
All officers and directors as a group	6,441,900	76.2%
(8 individuals)
Content Creation Media LLC (Our Sponsor)(3)	6,296,900	74.5%

* Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the following entities or individuals is c/o Content Creation Media LLC, 1604 US Highway 130, North Brunswick, NJ 08902.
(2)

Consists of shares owned by Content Creation Media LLC, over which Shibasish Sarkar has voting and dispositive power. Mr. Sarkar disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest therein.

(3)	Our Chairman and Chief Executive Officer, Shibasish Sarkar, has voting and dispositive power over the shares owned by Content Creation Media LLC.

On November 10, 2023, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with JC Unify Capital (Holdings) Limited, a BVI company (the “Buyer”), Content Creation Media LLC, a Delaware limited liability company (the “Sponsor”), and Shibasish Sarkar, (“Seller”, together with the Sponsor the “Sellers”), pursuant to which (i) the Sponsor agreed to sell, and the Buyer agreed to purchase, 4,125,000 shares of common stock and 597,675 private placement units of the Company, which represents 75% of the total Company Securities owned by the Sponsor (“Transferred Sponsor SPAC Securities”) for an aggregate purchase price of $1.00 (the “Closing Cash Purchase Price”), (ii) the closing of the transactions contemplated by the Securities Purchase Agreement (the “Closing”) shall take place as soon as practicable after signing of the Securities Purchase Agreement, on such time and date as may be mutually agreed by the Buyer and the Sellers, subject to satisfaction of the conditions set forth in the Securities Purchase Agreement.

The obligation of the Buyer and Sellers in connection with the Closing are subject to the satisfaction (or waiver) of the certain conditions as described in the Securities Purchase Agreement

At the Closing, (i) Seller shall deliver to Buyer (or its designated assignee) an assignment of the Transferred Sponsor SPAC Securities against payment of the Closing Cash Purchase Price to an account designated by the Seller; and (ii) there shall be delivery by all service providers and creditors of the Company of a release and satisfaction agreement of certain amounts owed to such services providers by the Company. In addition, in connection with the transactions contemplated by the Securities Purchase Agreement, the officers and certain of the directors (representing a minority of the Board) of the Company will be replaced by officers and directors selected by the Buyer.

15

PROPOSAL 1 — THE CHARTER AMENDMENT PROPOSAL

Overview

This is a proposal to amend IMAQ’s current certificate of incorporation (the “Current Charter”), giving the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) for twelve (12) additional one (1) month periods from January 2, 2024 to January 2, 2025 (the “Charter Amendment”) (we refer to this proposal as the “Charter Amendment Proposal”). The complete text of the proposed amended and restated certificate of incorporation of the Company is attached to this proxy statement as Annex A.

The Company’s Current Charter provides that the Company has the right to extend the Combination Period to August 2, 2024 by depositing into the trust account $128,513.70 for each one-month extension.

If the Charter Amendment Proposal is approved, the Company will instead have the right to extend the Combination Period twelve (12) times for an additional one (1) month each time up to January 2, 2025 to complete a Business Combination, provided that the Extension Payment of $20,000 per month (the “Extension Payment”) is deposited into the Trust Account on or prior to the date of the same applicable deadline. Assuming that there are no redemptions, the Extension Payment would result in additional amount per public share of approximately $0.01 per month.

The complete text of the proposed new amended and restated certificate of incorporation of the Company is attached to this Proxy Statement as Annex A. All shareholders are encouraged to read the proposed new amended and restated certificate of incorporation of the Company in its entirety for a more complete description of its terms. Unless the NTA Requirement Proposal is approved, we will not effect the Charter Amendment Proposal if the redemption of public shares in connection therewith would cause us to have net tangible assets of less than $5,000,001.

Reasons for the proposed Charter Amendment Proposal

IMAQ’s Sponsor wants to pay an Extension Payment that is substantially less than the $128,513.70, for each one-month extension provided by the Current Charter and to allow the Company an option to further extend the time it has to complete a Business Combination until January 2, 2025.

After consultation with the Sponsor, IMAQ management believes that, if the Charter Amendment Proposal is approved, the Sponsor, the Buyer or their or its affiliates will, if needed, contribute a sufficient amount to the Company as a loan (each loan being referred to herein as a “Contribution”) for the Company to deposit the funds into the Trust Account as the Extension Payment and to extend the business combination period for an additional one (1) month period each time for a total of twelve (12) times. Each Extension Payment will be deposited in the Trust Account within two business days prior to the beginning of the additional extension period (or portion thereof). The Contribution(s) shall be made in the form of non-interest bearing, unsecured promissory notes. If we complete a Business Combination, we will, at the option of the Sponsor, repay the Contribution or convert a portion or all of the amounts loaned under such Contribution into units, which units will be identical to the private placement units issued to our Sponsor that closed concurrently with our initial public offering as described in the registration statement for our initial public offering.

In connection with the Charter Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to IMAQ to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Chater Amendment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment and the Adjournment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendment. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $21.8 million of marketable securities as of November 21, 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if IMAQ has not completed a business combination by the applicable termination date. Our Sponsor, our officers and directors and our other initial stockholders, own an aggregate of 5,750,000 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to our initial public offering (“IPO”) and our Sponsor owns 796,900 units, which we refer to as the “Private Placement Units”, that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or December 28, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

16

If the Charter Amendment Is Not Approved

If the Charter Amendment Proposal, the Trust Amendment Proposal and the NTA Requirement Proposal are not approved, and we have not consummated a business combination by January 2, 2024 (or August 2, 2024, if our Sponsor elects to extend the Combination Period pursuant to the Current Charter), and our Sponsor does not elect to extend IMAQ’s life under the terms of the Current Charter, we will (a) (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

If the Charter Amendment Is Approved

If the Charter Amendment and Trust Amendment are approved, the amendment to the Charter in the form of Annex A hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension.

If the proposals in this proxy statement are approved by our shareholders, it would allow us to complete a business combination for up to 41 months after the closing of our initial public offering.  However, Nasdaq rules require that we complete a business combination no later than 36 months after our initial public offering.  While we may be able to appeal a delisting and be granted additional time to complete a business combination after 36 months, we may not be successful in such an appeal.  If we are not successful in such an appeal and we fail to complete a business combination within 36 months of our initial public offering our securities will be delisted.  If our securities are delisted, such delisting could limit investors’ ability to make transactions in its securities and subject us to additional trading restrictions.

MATERIAL U.S. FEDERAL INCOMETAX CONSIDERATIONS

The following is a discussion of material U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below) that elect to have their IMAQ Common Stock redeemed for cash. This discussion applies only to IMAQ Common Stock that is held as a capital asset within the meaning of Section 1221 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and does not address all of the U.S. federal income tax consequences that may be relevant to a U.S. Holder or a Non-U.S. Holder in light of their personal circumstances, including any tax consequences arising under the Medicare contribution taxon net investment income or alternative minimum tax consequences, or to such holders of IMAQ Common Stock that are subject to special treatment under the Code, such as:

•	financial institutions or financial services entities;

•	brokers or dealers in securities or currencies;

•	taxpayers that are subject to the mark-to-market accounting rules under Section 475 of the Code;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	real estate investment trusts and regulated investment companies;

•	expatriates or former long-term residents of the United States;

•	persons that actually or constructively own 5% or more of IMAQ Common Stock;

•	persons that acquired IMAQ Common Stock pursuant to an exercise of employee share options in connection with employee share incentive plans or otherwise as compensation;

•	individual retirement and other deferred accounts;

•	persons that hold IMAQ Common Stock as part of a straddle, constructive sale, hedging, conversion or other integrated transaction;

17

•	U.S. Holders whose functional currency is not the U.S. dollar;

•	controlled foreign corporations; or

•	passive foreign investment companies.

For purposes of this “— Material U.S. Federal Income Tax Considerations,” a “U.S. Holder” is a beneficial owner of IMAQ Common Stock who or which is any of the following for U.S. federal income taxpurposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation, including any entity classified as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate if its income is subject to U.S. federal income taxation regardless of its source; or

•	a trust if (a) a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (b) it has in effect a valid election under applicable U.S. treasury regulations to be treated as a U.S. person.

For purposes of this “— Material U.S. Federal Income Tax Considerations,” a “Non-U.S. Holder” is a beneficial owner of IMAQ Common Stock who or that is, for U.S. federal income taxpurposes:

•	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. taxas expatriates;

•	a foreign corporation; or

•	an estate or trust that is not a U.S. Holder.

18

This discussion does not address any aspect of U.S. federal non-income tax laws, such as gift or estate tax laws, state, local or non-U.S. tax laws or, except as discussed herein, any tax reporting obligations of a holder of IMAQ Common Stock. Additionally, this discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold IMAQ Common Stock through such entities. If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of IMAQ Common Stock, the U.S. federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership.

This discussion is based upon the Code, applicable treasury regulations thereunder, published rulings and court decisions, all of which as in effect as of the date of this proxy statement and all of which are subject to change, possibly with retroactive effect. We have not sought, and will not seek, a ruling from the Internal Revenue Service (the “IRS”) or an opinion of counsel as to any U.S. federal income tax consequence described herein. The IRS may disagree with the descriptions herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

THIS DISCUSSION IS ONLY A SUMMARY OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REDEMPTION OF IMAQ COMMON STOCK IN CONNECTION WITH THE BUSINESS COMBINATION. IT DOES NOT PROVIDE ANY ACTUAL REPRESENTATIONS AS TO ANY TAX CONSEQUENCES OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF IMAQ COMMON STOCK, AND WE HAVE NOT OBTAINED ANY OPINION OF COUNSEL WITH RESPECT TO SUCH TAX CONSEQUENCES. AS A RESULT, EACH PROSPECTIVE INVESTOR IN IMAQ COMMON STOCK IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH INVESTOR OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF IMAQ COMMON STOCK, INCLUDING THEAPPLICABILITYAND EFFECT OF ANY STATE, LOCAL AND NON-U.S. TAX LAWS AS WELL AS U.S. FEDERAL TAX LAWS AND ANYAPPLICABLETAX TREATIES.

Redemption of IMAQ Common Stock

U.S. Holders

Generally

In the event that a U.S. Holder elects to redeem its IMAQ Common Stock for cash, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale or exchange of the IMAQ Common Stock under Section 302 of the Code or is treated as a corporate distribution under Section 301 of the Code with respect to the U.S. Holder. If the redemption qualifies as a sale or exchange of the IMAQ Common Stock, the U.S. Holder will be treated as recognizing capital gain or loss equal to the difference between the amount realized on the redemption and such U.S. Holder’s adjusted tax basis in the IMAQ Common Stock surrendered in such redemption transaction. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the IMAQ Common Stock redeemed exceeds one year. It is unclear, however, whether the redemption rights with respect to the IMAQ Common Stock may suspend the running of the applicable holding period for this purpose. Long term capital gain realized by non-corporate U.S. Holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Taxation of Redemption Treated as a Sale

Whether redemption of IMAQ Common Stock qualifies for sale treatment will depend largely on the total number of shares of IMAQ Common Stock treated as held by such U.S. Holder. The redemption of IMAQ Common Stock generally will be treated as a sale or exchange of IMAQ Common Stock (rather than as a distribution) if the receipt of cash upon the redemption (i) is “substantially disproportionate” with respect to a U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder must take into account not only IMAQ Common Stock actually owned by such U.S. Holder, but also IMAQ Common Stock that is constructively owned by such U.S. Holder. A U.S. Holder may constructively own, in addition to IMAQ Common Stock owned directly, IMAQ Common Stock owned by related individuals and entities in which such U.S. Holder has an interest, or which have an interest in such U.S. Holder, as well as any IMAQ Common Stock such U.S. Holder has a right to acquire by exercise of an option, which would generally include IMAQ Common Stock that could be acquired pursuant to the exercise of warrants. In order to meet the substantially disproportionate test, the percentage of issued and outstanding IMAQ Common Stock actually and constructively owned by a U.S. Holder immediately following the redemption of IMAQ Common Stock must, among other requirements, be less than 80% of the percentage of issued and outstanding voting IMAQ Common Stock actually and constructively owned by such U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of IMAQ Common Stock actually and constructively owned by such U.S. Holder is redeemed or (ii) all of IMAQ Common Stock actually owned by such U.S. Holder is redeemed and such U.S. Holder is eligible to waive, and effectively waives, in accordance with specific rules, the attribution of shares of IMAQ Common Stock owned by family members and such U.S. Holder does not constructively own any other shares of IMAQ Common Stock. The redemption of IMAQ Common Stock will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of a U.S. Holder’s proportionate interest in us. Whether the redemption will result in a “meaningful reduction” in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” U.S. Holders should consult with their own taxadvisors as to the taxconsequences of any such redemption.

19

Taxation of Redemption Treated as a Distribution

If none of the foregoing tests are satisfied, then the redemption may be treated as a distribution to the U.S. Holder. Such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of such earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) a U.S. Holder’s adjusted tax basis in such U.S. Holder’s IMAQ Common Stock. Any remaining excess distribution will be treated as gain from the sale or exchange of IMAQ Common Stock. Dividends paid to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to IMAQ Common Stock described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential taxrate on qualified dividend income, as the case may be.

Non-U.S. Holders

Generally

The characterization for U.S. federal income tax purposes of the redemption of a Non-U.S. Holder’s IMAQ Common Stock as a sale or exchange under Section 302 of the Code or as a corporate distribution under Section 301 of the Code generally will correspond to the U.S. federal income taxcharacterization of such a redemption of a U.S. Holder’s IMAQ Common Stock, as described above, and the corresponding consequences will be as described below.

Taxation of Redemption Treated as a Sale

If our redemption of a Non-U.S. Holder’s shares of IMAQ Common Stock is treated as a sale or exchange, as discussed under “— U.S. Holders,” subject to the discussions of FATCA (as defined below) and backup withholding, a Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized in connection with such redemption, unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. Holder);

•	the Non-U.S. Holder is a non-resident alien individual present in the United States for 183 days or more during the taxable year of the redemption and certain other requirements are met; or

•

we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the Non-U.S. Holder’s holding period for such IMAQ Common Stock redeemed, and either (A) shares of IMAQ Common Stock are not considered to be regularly traded on an established securities market or (B) such Non-U.S. Holder has owned or is deemed to have owned, at any time during the shorter of the five-year period preceding such disposition and such Non-U.S. Holder’s holding period more than 5% of the outstanding shares of IMAQ Common Stock. There can be no assurance that shares of IMAQ Common Stock will be treated as regularly traded on an established securities market for this purpose.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. A Non-U.S. Holder that is a corporation may also be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable tax treaty) on certain amounts of its effectively connected earnings and profits for the taxable year, as adjusted for certain items.

20

Gain described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income taxreturns with respect to such losses.

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such Non-U.S. Holder in connection with a redemption treated as a sale or exchange will be subject to tax at generally applicable U.S. federal income tax rates. In addition, unless IMAQ Common Stock is regularly traded on an established securities market, we may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such redemption. There can be no assurance that IMAQ Common Stock will be treated as regularly traded on an established securities market. However, we believe that we have not been at any time since our formation a U.S. real property holding company and we do not expect to be a U.S. real property holding corporation immediately after the Business Combination is consummated but there can be no assurance in this regard. Holders should consult their tax advisors regarding the tax consequences to them if we are treated as a U.S. real property holding corporation.

Taxation of Redemption Treated as a Distribution

If the redemption of a Non-U.S. Holder’s shares of IMAQ Common Stock is treated as a distribution, as discussed under “— U.S. Holders,” such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Unless such dividend is not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, under certain income tax treaties, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder), we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides to the applicable withholding agent proper certification of its eligibility for such reduced rate (usually, on an IRS Form W-8BEN or W-8BEN-E). Distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Non-U.S. Holder’s adjusted tax basis in IMAQ Common Stock redeemed. Any remaining excess distribution will be treated as gain on the sale or exchange of IMAQ Common Stock and will be treated as described above. In addition, if we determine that we are likely to be classified as a “U.S. real property holding corporation,” we will withhold 15% of any distribution that exceeds our current and accumulated earnings and profits.

If dividends paid to a Non-U.S. Holder are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, under certain income tax treaties, are attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder), the Non-U.S. Holder will be exempt from the U.S. federal withholding tax described above. To claim the exemption, the Non-U.S. Holder must provide to the applicable withholding agent an IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is a corporation may also be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on its effectively connected earnings and profits for the taxable year, as adjusted for certain items.

FATCA Withholding Taxes

Sections 1471 to 1474 of the Code (such sections commonly referred to as the Foreign Account Tax Compliance Act, or “ FATCA”) impose a 30% withholding tax on payments of dividends on IMAQ Common Stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied or an exemption applies (typically, certified by the delivery of a properly completed IRS Form W-8BEN-E). If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution generally will be able to obtain a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Proposed treasury regulations (on which taxpayers may rely until final regulations are issued) eliminate the 30% withholding tax that would otherwise apply to gross proceeds from the disposition of property that can produce U.S.-source dividends, such as IMAQ Common Stock, and, consequently, FATCA withholding on gross proceeds is not expected to apply to gross proceeds paid from the sale or other disposition of IMAQ Common Stock. U.S. Holders and Non-U.S. Holders should consult their tax advisers regarding the effects of FATCA on distributions on IMAQ Common Stock.

21

Information Reporting and Backup Withholding

In general, information reporting requirements may apply to dividends received by U.S. Holders of IMAQ Common Stock and the proceeds received on the sale, exchange or redemption of IMAQ Common Stock effected within the United States (and, in certain cases, outside the United States), in each case, other than

U.S. Holders that are exempt recipients (such as corporations). Backup withholding (currently at a rate of 24%) may apply to such amounts if the U.S. Holder fails to provide an accurate taxpayer identification number (generally, on an IRS Form W-9 provided to the paying agent of the U.S. Holder’s broker) or is otherwise subject to backup withholding. Any redemptions treated as dividend payments with respect to IMAQ Common Stock and proceeds from the sale, exchange, redemption or other disposition of IMAQ Common Stock may be subject to information reporting to the IRS and possible U.S. backup withholding.

U.S. Holders should consult their taxadvisors regarding the application of the U.S. information reporting and backup withholding rules.

Information returns may be filed with the IRS in connection with, and Non-U.S. Holders may be subject to backup withholding on, amounts received in respect of their IMAQ Common Stock, unless the Non-U.S. Holder furnishes to the applicable withholding agent the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN, IRS Form W-8BEN-E or IRS Form W-8ECI, as applicable, or the Non-U.S. Holder otherwise establishes an exemption. Dividends paid with respect to IMAQ Common Stock and proceeds from the sale or exchange of IMAQ Common Stock received in the United States by a Non-U.S. Holder through certain U.S.-related financial intermediaries may be subject to information reporting and backup withholding unless such Non-U.S. Holder provides proof an applicable exemption or complies with certain certification procedures described above and otherwise complies with the applicable requirements of the U.S. information reporting and backup withholding rules.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against the U.S. Holder’s U.S. federal income tax liability, and a U.S. Holder may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for a refund with the IRS and furnishing any required information. Holders are urged to consult their own tax advisors regarding the application of backup withholding and the availability of and procedures for obtaining an exemption from backup withholding in their particular circumstances.

Interests of Certain Persons

When you consider the recommendation of the Board in favor of adoption of the Charter Amendment Proposal, the Trust Amendment Proposal and the NTA Requirement Proposal, you should keep in mind that the Company’s Sponsor, directors and officers (collectively, “Initial Stockholders”) have interests in completing a Business Combination that are different from, or in addition to, your interests as a shareholder, including:

•

If the Charter Amendment Proposal, the Trust Amendment Proposal and the NTA Requirement Proposal are approved, the Sponsor will no longer be required to deposit into the Trust Account $128,513.70 for each subsequent one-month extension, on or prior to the date of the applicable deadline.

•

If the Charter Amendment Proposal, the Trust Amendment Proposal and the NTA Requirement Proposal are approved, the Sponsor will deposit into the Trust Account only $20,000 for each one-month extension as interest-free loans to be repaid by the Company upon consummation of a business combination. No funds from the Trust Account will be used to repay such loans in the event of our liquidation.

•	The Sponsor has agreed not to redeem any Founder Shares held by it in connection with a shareholder vote to approve an initial business combination.

•	The continued indemnification of our current directors and officers and the continuation of directors’ and officers’ liability insurance after a business combination.

Additionally, if the Charter Amendment Proposal, the Trust Amendment Proposal and the NTA Requirement Proposal are approved and the Company consummates an initial Business Combination, our officers and directors may have additional interests as described in a separate proxy statement/prospectus for such transaction.

If an initial Business Combination is not completed by January 2, 2024 (or August 2, 2024, if our Sponsor elects to extend the Combination Period pursuant to the Current Charter), the Company will be required to liquidate. In such event:

•

5,750,000 of the Company’s share of common stock held by the Sponsor, which were acquired prior to the IPO for an aggregate purchase price of $25,000 (the “Founder Shares”), will become worthless. Such Founder Shares had an aggregate market value of approximately $65.1 million based on the closing price of the share of common stock of $11.33 per share on The Nasdaq Capital Market as of November 21, 2023. The Sponsor, the Company’s officers and directors waived their redemption rights and liquidation rights in connection with the purchase of the Founder Shares and no other consideration was paid for such agreement.

•

796,900 units purchased by the Sponsor for $7,969,000 will become worthless. At the consummation of the business combination, such units would have an aggregate market value of approximately $9 million based on the closing price of the Units of $11.28 per Unit on The Nasdaq Capital Market as of November 21, 2023.

•

Approximately $2.4 million (based on the closing price of $11.33 per share of IMAQ Common Stock on the Nasdaq Stock Market as of November 21, 2023) of the 210,000 shares of Common Stock, that is convertible from working capital notes issued to the Sponsor, since the working capital notes will be converted only upon the closing of the business combination.

•

If a business combination is not completed by January 2, 2024 (or August 2, 2024, if our Sponsor elects to extend the time that we have to complete a business combination pursuant to the Current Charter), the Company’s Initial Stockholders will lose a combined aggregate amount of approximately $76.5 million based on the closing price of the share of common stock at $11.33 per share and $11.28 per Unit on November 21, 2023.

•

Because of these interests, the Company’s Initial Stockholders could benefit from the completion of a business combination that is not favorable to its public shareholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public shareholders rather than liquidate. For example, if the share price of the share of common stock declined to $5.00 per share after the close of the business combination, IMAQ’s public shareholder that purchased shares in the initial public offering, would have a loss of $5.00 per share, while IMAQ’s Sponsor would have a gain of $4.99 per share because it acquired the Founder Shares for a nominal amount. In other words, our Sponsor can earn a positive rate of return on their investment even if public shareholders experience a negative rate of return in the post-combination company.

22

If we are deemed an “investment company” subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), applicable restrictions could make it impractical for us to continue our business as contemplated and could have a material adverse effect on our business.

As of the date hereof, substantially all of the assets held in the Trust Account are held in money market funds, which primarily invest in U.S. Treasury Bills. There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company.

If we become obligated to register the company or any of its subsidiaries as an investment company pursuant to the Investment Company Act, the registered entity would have to comply with a variety of substantive requirements under the Investment Company Act imposing, among other things:

•	limitations on capital structure;

•	restrictions on specified investments;

•	prohibitions on transactions with affiliates; and

•	compliance with reporting, record keeping, voting, proxy disclosure and other rules and regulations that would significantly change our operations.

If we were deemed to be an investment company under the Investment Company Act, we would either have to register as an investment company under the Investment Company Act, obtain exemptive relief from the SEC or modify our equity interests and debt positions or organizational structure or our contract rights to fall outside the definition of an investment company under the Investment Company Act. Registering as an investment company pursuant to the Investment Company Act could, among other things, materially adversely affect our financial condition, business and results of operations, materially limit our ability to borrow funds or engage in other transactions involving leverage and require us to add directors who are independent of us and otherwise will subject us to additional regulation that will be costly and time-consuming. Modifying our equity interests and debt positions or organizational structure or our contract rights could require us to alter our business and investment strategy in a manner that requires us to purchase or dispose of assets or securities, prevents us from pursuing certain opportunities, or otherwise restricts our business, which may have a material adverse effect on our business results of operations, financial condition or prospects.

The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Notwithstanding the foregoing, we intend to keep the funds in the Trust Account invested in money market funds, which primarily invest in U.S. Treasury Bills.

We may not be able to complete the Business Combination since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

Our sponsor, Content Creation Media LLC, is controlled by Shibasish Sarkar, an individual who resides in and is a citizen of India. We are therefore likely considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as our sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non- controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

23

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by January 2, 2024 (or August 2, 2024, if our Sponsor elects to extend the time that we have to complete a business combination pursuant to the Current Charter) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive $11.42 per share (without taking into account any extension deposits or interest earned after November 21, 2023 and before deducting any taxes payable), and our warrants and rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

You are not being asked to vote on any business combination at this time. If the Charter Amendment Proposal is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the Business Combination when it is submitted to a vote by the shareholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

Vote Required for Approval

The affirmative vote of at least a majority of the Company’s outstanding Common Stock, including the Common Stock owned by our initial stockholders, will be required to approve the Charter Amendment Proposal. Our Board will abandon and not implement the Charter Amendment unless our stockholders approve both the Charter Amendment Proposal, the Trust Amendment Proposal, and the NTA Requirement Proposal. This means that if one proposal is approved by the stockholders and the other proposals are not, none of the proposals will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposal, the Trust Amendment Proposal and NTA Requirement Proposal, our Board will retain the right to abandon and not implement the Charter Amendment Proposal, the Trust Amendment Proposal and the NTA Requirement Proposal at any time without any further action by our stockholders. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. Abstentions and broker non-votes will have the effect of a vote “AGAINST” the Charter Amendment Proposal. Adoption of the Charter Amendment Proposal is subject to and conditioned on the approval of the Trust Amendment Proposal and the NTA Requirement Proposal.

Our Board has fixed the close of business on November 21, 2023, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof

The Initial Stockholders have agreed to vote any shares of IMAQ Common Stock owned by them in favor of the Charter Amendment Proposal.

Recommendation of the IMAQ Board

The Company’s Board of Directors recommends that you vote “FOR” the Charter Amendment Proposal.

The existence of financial and personal interests of one or more of IMAQ’s directors may result in a conflict of interest on the part of such director(s) between what he or they may believe is in the best interests of IMAQ and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that the IMAQ stockholders vote for the proposals. See “Proposal 1 – Charter Amendment Proposal - Interests of Certain Persons”

24

PROPOSAL 2 — THETRUST AMENDMENT PROPOSAL

The Trust Amendment Proposal

The proposed Trust Amendment Proposal would amend our existing Investment Management Trust Agreement (the “ Trust Agreement”), dated as of July 28, 2021 and as amended respectively on July 26, 2022, January 27, 2023, and July 31, 2023), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the business combination period for an additional twelve (12) months period each time for a total of twelve (12) times from January 2, 2024 to January 2, 2025 by depositing into the trust account (the “TrustAccount”) $20,000 for each one-month extension (each, an “Extension Payment”). A copy of the proposed Trust Agreement is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment Proposal

IMAQ’s Sponsor wants to pay an Extension Payment that is substantially less than the $128,513.70, for each one-month extension provided by the Current Charter and to allow the Company an option to further extend the time it has to complete a Business Combination until January 2, 2025.

After consultation with the Sponsor, IMAQ management believes that, if the Charter Amendment Proposal is approved, the Sponsor, the Buyer or their affiliates will, if needed, contribute a sufficient amount to the Company as a loan (each loan being referred to herein as a “Contribution”) for the Company to deposit the funds into the Trust Account as the Extension Payment and to extend the business combination period for an additional one (1) month period each time for a total of twelve

(12) times. Each Extension Payment will be deposited in the Trust Account within two business days prior to the beginning of the additional extension period (or portion thereof). The Contribution(s) shall be made in the form of non-interest bearing, unsecured promissory notes. If we complete a Business Combination, we will, at the option of the Sponsor, repay the Contribution or convert a portion or all of the amounts loaned under such Contribution into units, which units will be identical to the private placement units issued to our Sponsor that closed concurrently with our initial public offering as described in the registration statement for our initial public offering.

The Company’s Charter and Trust Agreement provides that the Company has the right to extend the Combination Period until August 2, 2024 (i.e., 36 months from the consummation of the IPO). The Company’s initial charter permitted the Company to extend the Combination Period two times for an additional three months each time, or from August 2, 2022 to February 2, 2023, by depositing into the Trust Account $1,150,000 for each three-month extension. In July 2022, the Company held a special meeting (the “July 2022 Special Meeting”) and received stockholder approval to amend the Trust Agreement to reduce the amount deposited in the Trust Account for each such extension from $1,150,000 to $350,000. The Company’s stockholders elected to redeem an aggregate of 20,858,105 shares in connection with the July 2022 Special Meeting. The Company subsequently deposited the extension payments into the Trust Account in accordance with the terms of the Trust Agreement to extend the Combination Period from August 2, 2022 to February 2, 2023. In January 2023, the Company held a special meeting (the “January 2023 Special Meeting”) and received stockholder approval to extend the Combination Period for an additional three (3) months, from February 2, 2023 to May 2, 2023, with an ability to further extend by three (3) additional one (1) month periods until August 2, 2023. The Company’s stockholders elected to redeem an aggregate 168,777 shares of common stock in connection with the January 2023 Special Meeting. The Company subsequently deposited the extension payments into the Trust Account in accordance with the terms of the Trust Agreement to extend the Combination Period from February 2, 2023 to August 2, 2023.

On July 31, 2023, IMAQ held a special meeting of stockholders (the “Special Meeting”). As approved by its stockholders at the Special Meeting, the Company filed a certificate of amendment to its amended and restated certificate of incorporation (the “Charter Amendment”) which became effective upon filing. The Charter Amendment changed the date by which IMAQ must consummate a business combination (the “Amended Combination Period”) for twelve (12) additional one (1) month periods fromAugust 2, 2023, to August 2, 2024. The Company subsequently deposited the extension payments into the Trust Account in accordance with the terms of the Trust Agreement to extend the Combination Period from August 2, 2023 to January 2, 2024.

The Company desires to extend the Combination Period for twelve (12) additional one (1) month periods from January 2, 2024 to January 2, 2025.

If the Trust Amendment Proposal Is Not Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal is not approved, we have not consummated a Business Combination by January 2, 2024 (or August 2, 2024, if our Sponsor elects to extend the Combination Period pursuant to the Current Charter), and our Sponsor does not elect to extend IMAQ’s life under the terms of the Current Charter, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the laws of Delaware to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants or rights which will expire worthless in the event we wind up.

25

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Trust Amendment Proposal Is Approved

If the Charter Amendment Proposal and Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the business combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a Business Combination until the applicable termination date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension.

If the proposals in this proxy statement are approved by our shareholders, it would allow us to complete a business combination for up to 41 months after the closing of our initial public offering. However, Nasdaq rules require that we complete a business combination no later than 36 months after our initial public offering. While we may be able to appeal a delisting and be granted additional time to complete a business combination after 36 months, we may not be successful in such an appeal. If we are not successful in such an appeal and we fail to complete a business combination within 36 months of our initial public offering our securities will be delisted. If our securities are delisted, such delisting could limit investors’ ability to make transactions in its securities and subject us to additional trading restrictions.

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding Common Stock, including the Founder Shares, will be required to approve the Trust Amendment Proposal. Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve the Charter Amendment Proposal, the Trust Amendment Proposal and the NTA Requirement Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Trust Amendment Proposal, the Charter Amendment Proposal and the NTA Requirement Proposal, our Board will retain the right to abandon and not implement the Trust Amendment Proposal, the Charter Amendment Proposal and the NTA Requirement Proposal at any time without any further action by our stockholders.

Our Board has fixed the close of business on November 21, 2023, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any Business Combination at this time. If the Trust Amendment Proposal is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a Business Combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated the Business Combination by the applicable termination date.

Recommendation of the IMAQ Board

The Company’s Board of Directors recommends that you vote “FOR” the Trust Amendment Proposal.

The existence of financial and personal interests of one or more of IMAQ’s directors may result in a conflict of interest on the part of such director(s) between what he or they may believe is in the best interests of IMAQ and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that the IMAQ stockholders vote for the proposals. See “Proposal 1 – Charter Amendment Proposal - Interests of Certain Persons”

26

PROPOSAL 3 — THENTA REQUIREMENT PROPOSAL

Overview

The proposed NTA Requirement Proposal would amend and restate our Current Charter to expand the methods that the Company may employ to not become subject to the SEC’s “penny stock” rules by removing the net tangible asset requirement therein and by removing Article SIXTH (D) (the “NTA Requirement”) of the Current Charter in its entirety and substitute it with the new amended and restated certificate of incorporation of the Company. The complete text of the proposed new amended and restated memorandum and articles of association of the Company is attached to this Proxy Statement as Annex A. If the Charter Amendment Proposal, the Trust Amendment Proposal and the NTA Requirement Proposal are not approved by the stockholders, it will not become effective. The NTA Requirement Proposal is described in more detail below.

The NTA Requirement

Article SIXTH D. of the Current Charter currently provides the following, “The Corporation will not consummate any Business Combination unless it has net tangible assets of at least $5,000,001 upon consummation of such Business Combination.” The purpose of this article was to ensure that, in connection with its initial business combination, IMAQ would continue, as it has since the IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). IMAQ is proposing to amend its Current Charter to modify the NTA Requirement as follows: “The Corporation will not consummate any Business Combination unless it (i) has net tangible assets of at least

$5,000,001 upon consummation of such Business Combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended.” The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and IMAQ believes that it may rely on another exclusion, which relates to it being listed on the Nasdaq Capital Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, IMAQ intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

Rule 419 blank check companies and “penny stock” issuers

As disclosed in the IPO prospectus, because the net proceeds of the IPO were to be used to complete an initial business combination with a target business that had not been selected at the time of the IPO, IMAQ may be deemed to be a “blank check company”. Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that that term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically, SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. Like many SPACs, IMAQ included Article SIXTH D. in its Current Charter, in order to ensure that through the consummation of its initial business combination, IMAQ would not be considered a penny stock issuer and therefore not a blank check company if no other exemption from the rule was available.

Reliance on Rule 3a51-1(a)(2).

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria set forth in the Exchange Rule. IMAQ’s securities are listed on the Nasdaq Capital Market and have been so listed since the consummation of the IPO. IMAQ believes that the Nasdaq Capital Market has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on the Exchange Rule to avoid being treated as a penny stock. Therefore, the NTA Requirement is unnecessary so long as IMAQ meets the requirements of the Exchange Rule.

Reason for the Amendment

The Company believes that it can rely on other available exclusions from the penny stock rules, more specifically, the Exchange Rule, that would not impose restrictions on the Company’s net tangible assets. While the Company does not believe this failure to satisfy the NTA Requirement subjects it to the SEC’s penny stock rules, as the NTA Requirement is included in its Current Charter, if the NTA Requirement Proposal is not approved, the Company may not be able to consummate an Initial Business Combination.

Vote Required for Approval

The NTA Requirement Proposal requires the affirmative vote of the holders of the majority of the outstanding shares of IMAQ Common Stock. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. Abstentions and broker non-votes will have the effect of a vote “AGAINST” the NTA Requirement Proposal.

27

The Initial Stockholders have agreed to vote any shares of IMAQ Common Stock owned by them in favor of the NTA Requirement Proposal.

You are not being asked to vote on any business combination at this time. If the NTA Requirement Proposal is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

Recommendation of the IMAQ Board

The Company’s Board of Directors recommends that you vote “FOR” the NTA Requirement Proposal.

The existence of financial and personal interests of one or more of IMAQ’s directors may result in a conflict of interest on the part of such director(s) between what he or they may believe is in the best interests of IMAQ and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that the IMAQ stockholders vote for the proposals. See “Proposal 1 – Charter Amendment Proposal - Interests of Certain Persons”

28

PROPOSAL 4: THEADJOURNMENT PROPOSAL

The Adjournment Proposal, if approved, will allow the chairman of the Special Meeting (who has agreed to act accordingly) to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Charter Amendment Proposal, the Trust Amendment Proposal or the NTA Requirement Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, the chairman of the meeting will not exercise his or her ability to adjourn the Special Meeting to a later date (which he would otherwise have as the Chairman) in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Charter Amendment Proposal, the Trust Amendment Proposal and the NTA Requirement Proposal.

Vote Required

If a majority of the shares represented by attendance or by proxy which were present and voted at the Special Meeting vote for the Adjournment Proposal, the chairman of the Special Meeting will exercise his or her power to adjourn the meeting as set out above.

The Initial Stockholders have agreed to vote any shares of IMAQ Common Stock owned by them in favor of the Adjournment Proposal.

Recommendation of the IMAQ Board

The Company’s Board of Directors recommends that you vote “FOR” the Adjournment Proposal.

29

WHEREYOU CAN FIND MOREINFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Trust Amendment or the Adjournment by contacting us at the following address or telephone number:

International Media Acquisition Corp.

1604 US Highway 130 North Brunswick, NJ 08902

(212) 960-3677

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.

PO Box 10904,

Yakima, WA 98909

Toll Free: 866-894-0536

Email: Ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than December 26, 2023 (one week prior to the date of the Special Meeting).

30

Annex A

THIRD AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATEOF INCORPORATION OF

INTERNATIONAL MEDIA ACQUISITION CORP.

__________, 2023

International Media Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “International Media Acquisition Corp.” The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on January 15, 2021. The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on July 28, 2021 and subsequently amended on January 27, 2023 and July 31, 2023 (as amended, the “Amended and Restated Certificate”).

2. This Amendment to the Amended and Restated Certificate amends the Amended and Restated Certificate.

3. This Amendment to the Amended and Restated Certificate was duly approved by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Paragraph E of Article SIXTH is hereby amended and restated to read in full as follows:

“E. In the event that the Corporation does not consummate a Business Combination by January 2, 2024 (the “Termination Date”), upon the Corporation’s or Sponsor’s request, the Corporation may extend the Termination Date by one month (each, an “Extension”) on up to twelve (12) occasions, but in no event to a date later than January 2, 2025 (or, in each case, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date, the next date upon which the Office of the Delaware Division of Corporations shall be open); provided that (i) the Corporation or the Sponsor (or their respective affiliates or permitted designees) will deposit into the Trust Account $20,000 for each Extension (each, a “Contribution”) and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with. Any Contribution shall be held in the Trust Account and used to fund the redemption of the Offering Shares in accordance with this Article SIXTH. If the Corporation does not consummate a Business Combination by January 2, 2025, or by the applicable deadline in the event the Corporation does not extend the Termination Date in accordance with the terms hereof, the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law (“Dissolve”). In such event, the per share redemption price shall be equal to a pro rata share of the Trust Fund plus any pro rata interest earned on the funds held in the Trust Fund and not previously released to the Corporation for its working capital requirements or necessary to pay its taxes divided by the total number of IPO Shares then outstanding. In the event that the Corporation does not timely make all additional deposits into its Trust Account as required by the Corporation’s Investment Management Trust Agreement entered into at the time of the IPO, as amended, the Corporation shall Dissolve.”

31

IN WITNESS WHEREOF, International Media Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

INTERNATIONAL MEDIA ACQUISITION CORP.

By:
Name:
Title:

32

Annex B

PROPOSED FOURTH AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 4 (this “Amendment”), dated as of January 2, 2024, to the Investment Management Trust Agreement (as defined below) is made by and between International Media Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of July 28, 2021 (as amended by Amendment No.1 to the Investment Management Trust Agreement, dated July 26, 2022, Amendment No. 2 to the Investment Management Trust Agreement, dated January 27, 2023, and Amendment No. 3 to the Investment Management Trust Agreement, dated July 31, 2023 the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein; WHEREAS, the Company obtained the requisite vote of the stockholders of the Company to approve this Amendment; and

NOW THEREFORE, IT IS AGREED:

1.	Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by January 2, 2024 (the “Deadline Date”) (provided that the Board, in its discretion, upon written notice to the Trustee, may extend the Deadline Date by one month on up to twelve (12) occasions (each, an “Extension”), but in no event to a date later than January 2, 2025 (or, in each case , if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date, the next date upon which the Office of the Delaware Division of Corporations shall be open)) if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of record as of such date; provided, however, that the Company or the Sponsor (or their respective affiliates or permitted designees) will deposit into the Trust Account $20,000 for each Extension (each, a “Contribution”); provided further, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders.

2.	Amendments to Definitions.

(i) Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement. The following defined term in the Trust Agreement shall be amended and restated in their entirety:

“Trust Agreement” shall mean that certain Investment Management Trust Agreement, dated July 28, 2021, by and between International Media Acquisition and Continental Stock Transfer & Trust Company, as amended by Amendment No. 1 to Investment Management Trust Agreement dated July 26, 2022, by Amendment No. 2 to the Investment Management Trust Agreement, dated January 27, 2023, by Amendment No.3 to Investment Management Trust Agreement dated July 31, 2023, and by Amendment No.4 to Investment Management Trust Agreement dated January 2, 2024.”; and

3.	All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4.

This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

5.

This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6.

This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

33

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

INTERNATIONAL MEDIA ACQUISITION CORP.

By:
Name:
Title:

34

INTERNATIONAL MEDIA ACQUISITION CORP.

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS

THIS PROXYIS SOLICITED BYTHEBOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholder to be Held on January 2, 2024 at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, and virtually via live webcast at:

Meeting URL:  https://loeb.zoom.us/j/97728538978?pwd=OGt4RFd3WWpnRU5EdEVZS2VnaU0wUT09

Meeting ID:  977 2853 8978

Passcode:  234852

The Proxy Statement is available at https://www.imac.org.in/2024-Proxy/default.aspx.

The undersigned hereby appoints Shibasish Sarkar as proxy of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of International Media Acquisition Corp. (the “Company”), to be held at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, virtually via live webcast as described in the Proxy Statement on January 2, 2024 at 9:30 a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated December 19, 2023 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.

PROPOSAL 1. CHARTER AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S CURRENT CERTIFICATE OF INCORPORATION (THE“CURRENT CHARTER”) TO EXTEND THEDATEBYWHICH IT HAS TO CONSUMMATEA BUSINESS COMBINATION (THE “COMBINATION PERIOD”) FOR TWELVE (12) ADDITIONAL ONE (1) MONTH PERIODS FROM JANUARY 2, 2024 TO JANUARY 2, 2025 BY DELETING THE CURRENT CHARTER IN ITS ENTIRETY AND SUBSTITUTING IT WITH THE NEW AMENDED AND RESTATED CERTIFICATE OF INCORPORATION (THE“NEW CHARTER”) TO THEACCOMPANYING PROXYSTATEMENT (THE“CHARTER AMENDMENT PROPOSAL”)

For ☐   Against ☐   Abstain ☐

2.

PROPOSAL 2. TRUST AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S INVESTMENT MANAGEMENT TRUST AGREEMENT, DATED AS OF JULY 28, 2021, AS AMENDED ON JULY 26, 2023, (THE “TRUST AGREEMENT”), BYAND BETWEEN THE COMPANY AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY (THE “TRUSTEE”), ALLOWING THE COMPANY TO EXTEND THE COMBINATION PERIOD FOR TWELVE (12) ADDITIONAL ONE (1) MONTH PERIODS FROM JANUARY 2, 2024 TO JANUARY 2, 2025 (I.E., FOR A TOTAL PERIOD OF TIME ENDING 41 MONTHS FROM THE CONSUMMATION OF THE IPO) (AS AMENDED, THE “TRUST AMENDMENT”) BY DEPOSITING INTO THE TRUST ACCOUNT (THE “TRUST ACCOUNT”) $20,000 FOR EACH ONE-MONTH EXTENSION (EACH, AN “EXTENSION PAYMENT”) (THE “TRUST AMENDMENT PROPOSAL”)

For ☐   Against ☐   Abstain ☐

3.

PROPOSAL 3. NTA REQUIREMENT — APPROVAL OF AN AMENDMENT TO ARTICLE SIXTH (D) (THE “NTA REQUIREMENT”) IN THE CURRENT CHARTER IN ORDER TO EXPAND THE METHODS THAT IMAQ MAY EMPLOY TO NOT BECOME SUBJECT TO THE “PENNY STOCK” RULES OF THESEC (THE“NTA REQUIREMENT PROPOSAL”)

For ☐   Against ☐   Abstain ☐

4.

PROPOSAL 4. ADJOURNMENT — TO DIRECT THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTEAT THETIMEOF THEMEETING, THEREARENOT SUFFICIENT VOTES TO APPROVETHEPROPOSALS 1 ,2 AND 3.

For ☐   Against ☐   Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COMEBEFORETHESPECIAL MEETING AND ANYADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETINGOR ANYPOSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:_____________________________________________________________________
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

35

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASECOMPLETETHEFOLLOWING:

I plan to attend the Special Meeting (Circle one):  Yes No

Number of attendees: ________________

PLEASENOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANYADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.

36